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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 1, 1996
                                                         ----------------


                               Individual, Inc.
                               ---------------
              (Exact Name of Registrant as Specified in Charter)

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
     Delaware                       0-27734         04-3036959
------------------------------    -----------   --------------------
(State or Other Jurisdiction      (Commission   (I.R.S. Employer
      of Incorporation)           File Number)  Identification No.)



8 New England Executive Park W.
Burlington, Massachusetts                                 01803
--------------------------------                        ----------
(Address of Principal Executive                         (Zip Code)
Offices)
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      Registrant's telephone number, including area code:  (617) 273-6000
                                                           --------------


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ITEM 5.    OTHER EVENTS.

        On November 1, 1996, Individual, Inc. ("Individual") entered into an Asset Purchase Agreement with Cahners Publishing Company, a division of Reed Elsevier Inc. ("Cahners"), pursuant to which Individual sold to Cahners (the "Sale") substantially all of the assets of Individual's BookWire division ("BookWire"), including the BookWire/TM/ World Wide Web site, and Cahners assumed certain liabilities associated with BookWire. Cahners paid Individual approximately $1 million in cash for BookWire.

        For additional information concerning Individual's sale of BookWire, see
                                                                             ---
the press release of Individual dated November 18, 1996, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.
                             ------------


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        (c)  Exhibits.
             --------


Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release of Individual dated November 18, 1996

                                       2
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Individual, Inc.
                                               ----------------
                                               (Registrant)



Date: November 25, 1996                      /s/  Robert L. Lentz
                                               ---------------------
                                               Robert L. Lentz
                                               Vice President, Finance and
                                               Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
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Exhibit No.    Description
-----------    -----------


99.1           Press Release of Individual dated November 18, 1996






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